UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 26, 2016

MRV COMMUNICATIONS, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	001-11174	06-1340090
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

20415 Nordhoff Street, Chatsworth, CA 91311

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (818) 773-0900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On January 26, 2016, the Board of Directors (the “Board”) of MRV Communications, Inc., a Delaware corporation (the “Company”), adopted a rights plan and declared a dividend of one preferred stock purchase right (each a “Right” and collectively, the “Rights”) for each share of the Company’s outstanding common stock, par value $0.0017 (the “Common Stock”) at the close of business of February 10, 2016 (the “Record Date”) and has authorized the issuance of one Right (subject to adjustment as provided in the Rights Plan (as defined below)) with respect to each share of Common Stock that becomes outstanding between the Record Date and earliest of the Distribution Date and the Expiration Date (as defined below). The terms of the Rights and the rights plan are set forth in a Rights Agreement, by and between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent, dated as of January 26, 2016 (the “Rights Plan”).

This summary of the Rights provides only a general description of the Rights Plan, and thus, should be read together with the entire Rights Plan, which has been filed as an exhibit to this registration statement on Form 8-K, and is incorporated herein by reference.

Our Board adopted the Rights Plan in an effort to protect the Company from potential adverse consequences arising under Section 382 (“Section 382”) of the Internal Revenue Code, as amended (the “Code”), such adverse consequences including a significant reduction in the annual utilization of the Company’s net operating loss carryforwards (“NOLs”) and built-in losses and the impairment or loss of the NOLs and built-in losses prior to their use.  We have experienced and may continue to experience substantial operating losses, and under the Code and rules promulgated by the Internal Revenue Service, we may “carry forward” these losses in certain circumstances to offset any current and future earnings and thus reduce our federal income tax liability, subject to certain requirements and restrictions. To the extent that the NOLs do not otherwise become limited, we believe that we will be able to carry forward a significant amount of NOLs, and therefore these NOLs could be a substantial asset to us. However, if we experience an “Ownership Change,” as defined in Section 382, our ability to use the NOLs will be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could therefore significantly impair the value of that asset.

The Rights. Subject to the terms, provisions and conditions of the Rights Plan, if the Rights become exercisable, each Right would initially represent the right to purchase from the Company one one-thousandth (subject to adjustment) of a share of our Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”) at a purchase price of $68.64 per one one-thousandth of a share of Preferred Stock, subject to adjustment (the “Purchase Price”).  The Preferred Stock may be issued in fractions of a share which will entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Preferred Stock.

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company beyond those as an existing stockholder, including, without limitation, the right to vote or to receive dividends.

Acquiring Person. Under the Rights Plan, an “Acquiring Person” is any person who, together with all affiliates and associates from the date of the Rights Plan, is the beneficial owner of 4.99% or more of the Common Stock then outstanding. An Acquiring Person does not include (i) an “Exempt Person” (as defined below) or (ii) any “Existing Holder” (as defined below), unless and until such Existing Holder becomes the beneficial owner of (A) a percentage of the Common Stock then outstanding that is more than the aggregate percentage of the outstanding Common Stock that such Existing Holder beneficially owns immediately prior to the first public announcement of the adoption of the Rights Plan plus an amount equal to an additional 0.5% of the outstanding Common Stock (such aggregate amount being the “Exempt Ownership Percentage”) or (B) less than 4.99% of the Common Stock then outstanding (after which time, if such person becomes the beneficial owner of 4.99% or more of the Common Stock then outstanding, such Person shall be or become deemed an Acquiring Person).

No person becomes an “Acquiring Person” as the result of an acquisition of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such person to 4.99% (or, in the case of an Existing Holder, the Exempt Ownership Percentage) or more of the Common Stock then outstanding; provided, however, that if a person becomes the beneficial owner of 4.99% (or, in the case of an Existing Holder, the Exempt Ownership Percentage) or more of the Common Stock then outstanding solely by reason of share purchases by the Company and shall, after such share purchases by the Company, become the beneficial owner of one or more additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such person is deemed to be an “Acquiring Person” unless, upon becoming the beneficial owner of such additional Common Stock, such Person does not beneficially own 4.99% (or, in the case of an Existing Holder, the Exempt Ownership Percentage) or more of the Common Stock then outstanding.

If the Board determines in good faith that a person who would otherwise be an “Acquiring Person,” has become such inadvertently (including, without limitation, because (A) such Person was unaware that it beneficially owned a percentage of Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its beneficial ownership of Common Stock but had no actual knowledge of the consequences of such beneficial ownership under this Agreement), and such person divests as promptly as practicable a sufficient number of shares of Common Stock so that such person would no longer be an Acquiring Person, then such person will not be deemed to be or have become an “Acquiring Person” at any time for any purposes of the Rights Plan.  For all purposes of the Rights Plan, any calculation of the number of shares of Common Stock outstanding at any particular time, for purposes of determining the particular percentage of such outstanding Common Stock of which any person is the beneficial owner, shall be made pursuant to and in accordance with Section 382.

“Existing Holder” means any person, immediately prior to the first public announcement of the adoption of the Rights Plan, is the beneficial owner of 4.99% or more of the Common Stock then outstanding, together with any affiliates and associates of such person.

“Exempt Person” means (i) the Company, any subsidiary of the Company, in each case including, without limitation, the officers and board of directors thereof acting in their fiduciary capacity, or any employee benefit plan of the Company or of any subsidiary of the Company or any entity or trustee holding shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any subsidiary of the Company, (ii) any person deemed to be an “Exempt Person” in accordance with the Rights Plan, and (iii) any other person whose beneficial ownership (together with all affiliates and associates of such person) of 4.99% or more of the then-outstanding Common Stock (or, in the case of an Existing Holder, shares of Common Stock in excess of the Exempt Ownership Percentage) will not, as determined by the Board in its sole discretion, jeopardize or endanger the availability to the Company of the NOLs; provided, however, that any Person deemed to be an “Exempt Person” pursuant to subclause (iii) will cease to be an “Exempt Person” if the Board makes a contrary determination with respect to the effect of such person’s beneficial ownership (together with all affiliates and associates of such Person) upon the availability to the Company of its NOLs.

Exercisability. Until the earlier to occur of (i) the tenth business day following a public announcement that a person or group of affiliated or associated persons has become an Acquiring Person or (ii) ten business days (or such later date as may be determined by action of the Board of prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 4.99% or more of the Common Stock (the earlier of (i) and (ii) being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate (or, with respect to any shares of Common Stock held in book entry form, by the notation in book entry) together with a copy of the related summary of rights.

Any transfer of Common Stock prior to the Distribution Date will constitute a transfer of the associated Rights.  After the Distribution Date, the Rights may be transferred other than in connection with the transfer of the underlying shares of Common Stock.

After the time at which a person becomes an Acquiring Person (the “Triggering Event”), each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise at a price per Right equal to the then current Purchase Price multiplied by the number of one-thousandths of a share of Preferred Stock for which a right is then exercisable, in accordance with the terms of the Rights Plan and in lieu of Preferred Stock, such number of shares of Common Stock which equals the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right is then exercisable and (y) dividing that product by 50% of the current per share market price of the Common Stock on the first date of the occurrence of the, or the date of the first public announcement of the Triggering Event.

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company beyond those as an existing stockholder, including, without limitation, the right to vote or to receive dividends.

Exchange of Common Stock for Rights. After the occurrence of a Triggering Event the Board, at its option, may exchange Common Stock for all or part of the then outstanding and exercisable Rights (other than Rights owned by an Acquiring Person which will have become void) by exchanging at an exchange ratio of one share of Common Stock per Right, as adjusted to reflect any stock split, stock dividend, or similar transaction occurring after the date hereof.

Expiration. The Rights are not exercisable until the Distribution Date.  The Rights will expire on the earliest of (i) the close of business on January 26, 2019 (if and only if the stockholders have ratified the Rights Plan on or prior to the final adjournment of the annual meeting of Stockholders scheduled to be held in 2016) (ii) the date of the final adjournment of the annual meeting scheduled to be held in 2016 (if and only if the stockholders have failed to ratify the Rights Plan on or prior to the final adjournment of the annual meeting of Stockholders scheduled to be held in 2016), (iii) the time at which the Rights are redeemed, (iv) the time at which the Rights are exchanged, or (v) the time at which the Board Directors determines that the NOLs are fully utilized or no longer available under Section 382 of the Code.

Redemption. The Rights may be redeemed in whole, but not in part, at a price of $0.01 per Right, appropriately adjusted (the “Redemption Price”), by the Board at any time prior to the close of business on the tenth business day after first date of public announcement that an Acquiring Person has become such.  The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.  Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Rights of Preferred Stock.  Each share of Preferred Stock purchasable upon exercise of the Rights will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (a) $1.00 per share, or (b) an aggregate dividend of 1,000 times the dividend, if any, declared per share of Common Stock.  In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential liquidation payment of $10 per share (plus any accrued but unpaid dividends), provided that such holders of the Preferred Stock will be entitled to an aggregate payment of 1,000 times the payment made per share of Common Stock.  To the fullest extent permitted by law, each share of Preferred Stock will have 1,000 votes and will vote together with the Common Stock.  Finally, in the event of any merger, consolidation or other transaction in which Common Stock are exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock.  Preferred Stock will not be redeemable.  Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of one one-thousandth of a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

Anti-Dilution Provisions. The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock or convertible securities at less than the current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness, cash, securities or assets (excluding regular periodic cash dividends) or of subscription rights or warrants (other than those referred to above).

Amendments. For so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, supplement or amend any provision of the Rights Plan in any respect without the approval of any holders of Rights or Common Stock.  After the time that the Rights are no longer redeemable, the Company may, supplement or amend the Rights Plan without the approval of any holders of Rights (i) to cure any ambiguity or (ii) to make any other changes which the Company deems necessary or desirable; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an affiliate or associate of an Acquiring Person), and no such supplement or amendment may cause the Rights again to become redeemable or cause the Rights Plan again to become amendable as to an Acquiring Person or an affiliate or associate of an Acquiring Person other than in accordance with this sentence.

Anti-Takeover Effects

While intended to reduce the risk of an “ownership change” within the meaning of Section 382, and thereby preserve the current ability of the Company to utilize NOLs, the Rights could have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group who becomes an Acquiring Person on terms not approved by the Board. The Rights should not interfere with any merger or other business combination approved by the Board since the Board may exempt such merger or business combination from the Rights Plan. In addition, the Rights may be redeemed by the Company at $.01 per Right at any time prior to the close of business on the tenth day after there has been a public announcement, or resolution of the Board confirming, that a person or group has become an Acquiring Person.

A copy of the Rights Agreement is filed as Exhibit 4.1 to this Form 8-K. The foregoing summary description of the Rights Agreement is qualified in its entirety by reference to such exhibit.

Item 3.03.             Material Modification to Rights of Security Holders

The information required by this Item 3.03 is incorporated by reference from Item 1.01 above.

Item 5.03.             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the adoption of the Rights Plan, the Board approved a Certificate of Designations of Series A Junior Participating Preferred Stock designating 100,000 shares of Preferred Stock (the “Certificate of Designations”).  The Company filed the Certificate of Designations on January 27, 2016 with the Secretary of State of the State of Delaware and the Certificate of Designations became effective on such date.  A description of the Preferred Stock is set forth in Item 1.01 of this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.  Such description is qualified in its entirety by reference to the Certificate of Designations. The full text of the Certificate of Designations is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01.             Other Events

On January 27, 2016, the Company issued a press release announcing the declaration of the Rights dividend and the adoption of the Rights Plan.  A copy of the press release is filed with this report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits

(d)           Exhibits

3.1          Certificate of Designations of Series A Junior Participating Preferred Stock of MRV Communications, Inc.

4.1          Rights Agreement, dated as of January 26, 2016, between MRV Communications, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent, which includes the Form of Certificate of Designations as Exhibit A, Form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C.

99.1        Press release issued January 27, 2016 by MRV Communications, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: : January 27, 2016

MRV COMMUNICATIONS, INC.

	By:	/s/ Stephen G. Krulik
Stephen G. Krulik
Chief Financial Officer